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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) FEBRUARY 2, 2005
                                                       -------------------------

                                  NETGURU, INC.
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             (Exact name of registrant as specified in its charter)

         DELAWARE                    000-28560                    22-2356861
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(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)              File Number)             Identification No.)

             22700 SAVI RANCH PARKWAY, YORBA LINDA, CALIFORNIA 92887
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (714) 974-2500
                                                  ------------------------------

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

       On February 2, 2005, netGuru (the "Company") issued a press release announcing its financial results for the three and nine months ended December 31, 2004. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. On February 2, 2005, the Company also hosted an investor conference call to discuss its third-quarter and nine-month ended December 31, 2004 results in which it discussed its expectations for the fourth quarter ending March 31, 2005. The full transcript of the conference call is attached as Exhibit 99.2 to this Current Report on Form 8-K.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.
                  -------------------------------------------

                  Not applicable.

         (b)      Pro Forma Financial Information.
                  --------------------------------

                  Not applicable.

         (c)      Exhibits.
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                  Number   Description
                  ------   -----------

                  99.1     Press release dated February 2, 2005.

                  99.2 Transcript of netGuru's Third Quarter Fiscal 2005 Results Conference Call

                                        2


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 4, 2005                 NETGURU, INC.

                                    By: /S/ BRUCE K. NELSON
                                        ----------------------------------------
                                        Bruce K. Nelson, Chief Financial Officer

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                         EXHIBITS FILED WITH THIS REPORT

                  Number   Description
                  ------   -----------

                  99.1     Press release dated February 2, 2005

                  99.2 Transcript of netGuru's Third Quarter Fiscal 2005 Results Conference Call

                                        4